Exhibit 10.1

Execution Version

AMENDMENT NUMBER EIGHT TO

THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This AMENDMENT NUMBER EIGHT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of March 12, 2025, and is entered into by and among AMERICAN VANGUARD CORPORATION, a Delaware corporation (“Holdco”), AMVAC CHEMICAL CORPORATION, a California corporation (the “Borrower Agent”), AMVAC NETHERLANDS B.V., a besloten vennootschap met beperkte aansprakelijkheid, organized under the law of the Netherlands (“AMVAC B.V.”, and together with the Borrower Agent, each a “Borrower” and, collectively, “Borrowers”), the direct and indirect subsidiaries of Holdco party to this Amendment as guarantors (collectively, the “Guarantors”), the financial institutions party to this Amendment as lenders (collectively, “Lenders”), BMO BANK, N.A., as successor in interest to BANK OF THE WEST (“BMO”), as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”).

RECITALS

WHEREAS, Holdco, Borrowers, Lenders, and Agent are parties to that certain Third Amended and Restated Loan and Security Agreement, dated as of August 5, 2021 (as amended, modified, or restated from time to time, the “Loan Agreement”).

WHEREAS, Agent and the Required Lenders have agreed to amend the Loan Agreement pursuant to the terms of this Amendment.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties agree as follows:

1. DEFINITIONS. All terms which are defined in the Loan Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern.

2. AMENDMENT. The Loan Agreement is amended in the following respects:

2.1 Add Definition of “Amendment No. 8”, “Amendment No. 8 Closing Date” and “Availability Block”. The following new defined terms are hereby added, in the appropriate alphabetical, to Section 1.1 as follows:

“Amendment No. 8”: that certain Amendment Number Eight to Third Amended and Restated Loan and Security Agreement, dated March 12, 2025, by and among Holdco, Borrowers, Lenders party thereto, Agent, Co-Documentation Agents and Lead Arranger and Book Runner.

“Amendment No. 8 Closing Date”: March 12, 2025.

“Availability Block”: (a) $50,000,000 for the period commencing on the Amendment No. 8 Closing Date up to and including June 30, 2025, (b) $40,000,000 for the period commencing on the July 1, 2025, up to and including December 31, 2025, and (c) $75,000,000 for the period commencing on January 1, 2026, and continuing through the Revolver Commitment Termination Date.

2.2 Change in the Definition of “Consolidated EBITDA”. The definition of “Consolidated EBITDA” set forth in Section 1.1 of the Loan Agreement is deleted and replaced by the following:

“Consolidated EBITDA”: for any applicable period and determined on a consolidated basis for Holdco and its Subsidiaries, (a) Consolidated Net Income for such period plus (b) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Expense for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by Holdco and its Subsidiaries for such period, (iii) the amount of depreciation and amortization expense for such period, (iv) non-recurring non-cash charges and cash charges within the expense categories described below for such period subject to the reasonable and satisfactory review of Agent, not to exceed (A) during the four consecutive Fiscal Quarters ended on June 30, 2024, the lesser of (x) $12,500,000 and (y) the sum of (1) up to $5,000,000 related to one-time legal expenses and costs related to the Eric Wintemute Transition Agreement (“EWTA”), plus (2) up to $8,500,000 in transformation costs including consulting fees; (B) during the four consecutive Fiscal Quarters ending on September 30, 2024, the lesser of (x) $45,000,000 and (y) the sum of (1) up to $6,000,000 related to one-time legal expenses and costs related to the EWTA, plus (2) up to $13,000,000 in transformation costs including consulting fees, plus (3) up to $30,000,000 in write-down of inventory and fixed assets; (C) during the four consecutive Fiscal Quarters ending on December 31, 2024, the sum of (i) lesser of (x) $45,000,000 and (y) the sum of (1) up to $6,000,000 related to one-time legal expenses and costs related to the EWTA, plus (2) up to $15,000,000 in transformation costs including consulting fees, plus (3) up to $30,000,000 in write-down of inventory and fixed assets, plus (ii) the lesser of (x) $50,000,000 and (y) expenses for discontinued operations related to the SIMPAS business, plus the write-down of slow or non-moving global inventory; (D) during the four consecutive Fiscal Quarters ending on March 31, 2025, the sum of (i) the lesser of (x) $45,000,000 and (y) the sum of (1) up to $5,000,000 related to one-time legal expenses and costs related to the EWTA, plus (2) up to $16,000,000 in transformation costs including consulting fees, plus (3) up to $30,000,000 in write-down of inventory and fixed assets, plus (ii) the lesser of (x) $50,000,000 and (y) expenses for discontinued operations related to the SIMPAS business, plus the write-down of slow or non-moving global inventory; (E) during the four consecutive Fiscal Quarters ending on June 30, 2025, the sum of (i) the lesser of (x) $42,500,000 and (y) the sum of (1) up to $1,500,000 related to one-time legal expenses and costs related to the EWTA, plus (2) up to $14,000,000 in transformation costs including consulting fees, plus (3) up to $30,000,000 in write-down of inventory and fixed assets, plus (ii) the lesser of (x) $50,000,000 and (y) expenses for discontinued operations related to the SIMPAS business, plus the write-down of slow or non-moving global inventory; (F) during the four consecutive Fiscal Quarters ending on September 30, 2025, the sum of (i) the lesser of (x) $15,000,000 and (y) the sum of (1) up to $1,000,000 related to one-time legal expenses and costs related to the EWTA, plus (2) up to $9,000,000 in transformation costs including consulting fees, plus (3) up to $8,000,000 in write-down of inventory and fixed assets, plus (ii) the lesser of (x) $50,000,000 and (y) expenses for discontinued operations related to the SIMPAS business, plus the write-down of slow or non-moving global inventory; (G) during the four consecutive Fiscal Quarters ending on December 31, 2025, the lesser of (x) $7,500,000 and (y) the sum of (1) up to $6,000,000 in transformation costs including consulting fees, plus (2) up to $2,500,000 in write-down of inventory and fixed assets; and (H) up to $5,000,000 during the four consecutive Fiscal Quarters ending on March 31, 2026 and on each Fiscal Quarter-end thereafter; (v) losses on the sale of fixed assets during such period, (vi) non-cash stock based compensation expenses for such period, (vii) extraordinary losses, (viii) losses on Asset Dispositions and discontinued operations outside of the ordinary course of business, (ix) attorneys’ fees, consulting fees, in connection with the Amendment No. 8 and the engagement by Holdco and Borrowers of the financial advisor pursuant to Amendment No. 8, and (x) Agent fees, Lender fees and amendment fees from time to time charged to Holdco and Borrowers in connection with the Loan Documents, minus (c) the following to the extent added in calculating such Consolidated Net Income: (i) gains on the sale of fixed assets during such period, (ii) extraordinary gains and (iii) gains from Asset Dispositions and discontinued operations outside of the ordinary course of business.

2.3 Delete Definition of “Covenant Modification Period”. The definition of “Covenant Modification Period” set forth in Section 1.1 of the Loan Agreement is deleted in its entirety.

2.4 Change in the Applicable Margin. Commencing on the Amendment No. 8 Closing Date and continuing at all times thereafter, the Applicable Margins for SOFR, Adjusted Base Rate, Unused Line Fee Rate and Letter of Credit Fee shall be the per annum margins set forth below:

Revolver Loans
SOFR	Adjusted Base Rate	Unused Line Fee Rate	Letter of Credit Fee
3.75%	2.75%	0.35%	3.75%

2.5 Reduce Revolver Loans by Availability Block. The first sentence of Section 2.1.1 of the Loan Agreement is deleted and is replaced by the following:

Each Revolver Loan Lender severally agrees, on the terms set forth herein, to make Revolver Loans to Borrowers from time to time through the Revolver Commitment Termination Date in an aggregate principal amount that will not exceed such Lender’s Pro Rata share of the Revolver Commitments after the deduction of the LC Reserve and the Availability Block.

2.6 Restriction of Distributions to Repurchase Equity Interests. Notwithstanding the provisions of Sections 10.2.4(d) and (f) of the Loan Agreement or Section 2.3 of Amendment No. 6 to the contrary, at all times Holdco shall not, and shall cause each Subsidiary not to, make any Distributions in order to repurchase their Equity Interests without the prior written consent of the Required Lenders.

2.7 Restriction of Dividends to Shareholders. Notwithstanding the provisions of Sections 10.2.4(e) and (f) of the Loan Agreement to the contrary, at all times Holdco shall not, and shall cause each Subsidiary not to, make any dividend payments or Distributions to holders of their Equity Interests without the prior written consent of the Required Lenders.

2.8 Restriction on Permitted Acquisitions. Notwithstanding the provisions of Section 10.2.5 of the Loan Agreement and the definition of “Restricted Investment” in the Loan Agreement to the contrary, at all times Holdco shall not, and shall cause each Subsidiary not to, make any Permitted Acquisitions without the prior written consent of the Required Lenders.

2.9 Change in the Total Leverage Ratio Covenant. Section 10.3.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

10.3.1 Maximum Total Leverage Ratio1. . Commencing on the Fiscal Quarter ended March 31, 2025, maintain a Total Leverage Ratio, measured on a Fiscal Quarter-end basis, of not greater than the applicable ratio set forth in the following table for the applicable date set forth opposite thereto:

Fiscal Quarter Ending	Maximum Total Leverage Ratio
March 31, 2025	6.25:1.00
June 30, 2025	6.25:1.00
September 30, 2025	5.75:1.00
December 31, 2025 and each Fiscal Quarter thereafter	3.25:1.00

2.10 Change in the Fixed Charge Coverage Ratio Covenant. Section 10.3.2 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

10.3.2 Minimum Fixed Charge Coverage Ratio. Commencing on the Fiscal Quarter ended March 31, 2025, maintain a Fixed Charge Coverage Ratio, measured on a Fiscal Quarter-end basis, of not less than the applicable ratio set forth in the following table for the applicable date set forth opposite thereto:

Fiscal Quarter Ending	Minimum Fixed Charge Coverage Ratio
March 31, 2025	1.15:1.00
June 30, 2025 and each Fiscal Quarter thereafter	1.25:1.00

3. AMENDMENT FEES. In connection with this Amendment, Holdco and Borrowers will pay fee (“Fees”) to the Agent pursuant to that certain Fee Letter, of even date herewith, between Holdco and Borrowers, on the one hand, and Agent, on the other hand (the “Fee Letter”).

4. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT.

4.1 This Amendment shall become effective only upon satisfaction in full of the following conditions precedent:

A. Agent shall have received fully executed counterparts of this Amendment and the Fee Letter.

B. Agent shall have received, in immediately available funds, the Fees and reimbursement of all costs and expenses incurred by Agent in connection with this Amendment, including legal fees and expenses of Agent’s counsel.

C. Agent shall have received evidence that Holdco and the Borrowers shall have engaged a third-party financial advisor (the “Financial Advisor”) satisfactory to Agent and the scope of the engagement shall include, but not be limited to, review and assessment of (i) Borrowers’ business and operational plan, and (ii) the 13-week cash flow forecast for the period commencing on March 22, 2025, and which Holdco and Borrowers are required to deliver to Agent on March 21, 2025, pursuant to Section 6.2 of this Amendment.

D. Agent shall have received from Holdco and the Borrowers (i) a revenue and margin breakdown by product for the Fiscal Year ended December 31, 2024, and (ii) a breakdown of Inventory, including an aging, as of the Fiscal Quarter ended December 31, 2024.

5. REPRESENTATIONS AND WARRANTIES. Holdco and each of the Borrowers hereby affirm to Agent and the Lenders:

5.1 All of Holdco and Borrowers’ representations and warranties set forth in the Loan Agreement are true and correct in all material respects (or all respects if already qualified by materiality) as of the date hereof (except for any representations and warranties that expressly relate to an earlier date).

5.2 No event has occurred and is continuing or would result from the consummation of the transactions contemplated hereby that would constitute a Default or an Event of Default.

6. ADDITIONAL COVENANTS.

6.1 During the week commencing on March 17, 2025, a field examinations shall be conducted by Agent working in conjunction with Holdco and Borrowers, it being understood that Holdco and Borrowers will cooperate with Agent in respect of such field examination.

6.2 Commencing on March 21, 2025, and continuing on the first Business Day of every other week thereafter, Holdco and Borrowers shall deliver to Agent an updated 13-week cash flow forecast for the period commencing on the date such forecast is required to be delivered to Agent. The initial 13-week cash flow forecast (the “Initial Forecast”) shall in form and content reasonably acceptable to Agent and each subsequent cash flow forecast shall be in the form of the Initial Forecast and shall include a comparison of actual results to project results.

6.3 Within 30 days following the end of each calendar month, commencing with the month ending March 31, 2025, Holdco and Borrowers shall deliver to Agent, company prepared consolidated balance sheet of Holdco and its Subsidiaries as at the end of such month, and the related consolidated statements of income or operations, changes in shareholders’ equity and cash flows for such month and for the portion of Holdco’s Fiscal Year then ended, setting forth in each case in comparative form the figures for the corresponding month of the previous Fiscal Year and the corresponding portion of the previous Fiscal Year, all in reasonable detail and in the case of such consolidated statements, certified by a Senior Officer of Holdco as fairly presenting in all material respects the financial condition, results of operations, shareholders’ equity and cash flows of Holdco and its Subsidiaries in accordance with GAAP.

6.4 Within 30 days following the end of each Fiscal Quarter, commencing with the Fiscal Quarter ending March 31, 2025, Holdco and Borrowers shall deliver to Agent (i) an accounts receivable aging, (ii) an accounts payable aging, (iii) a revenue and margin breakdown by product for the Fiscal Quarter then ended, and (iv) a breakdown of Inventory, including an aging, as of the Fiscal Quarter then ended, each in form and content reasonably satisfactory to Agent and Holdco.

7. LIMITED EFFECT. Except for the specific amendments contained in this Amendment, the Loan Agreement shall remain unchanged and in full force and effect.

8. RELEASE BY HOLDCO, BORROWERS AND GUARANTOR. Holdco, Borrowers and Guarantors (collectively, the “Obligors”), for themselves, and for their respective agents, servants, officers, directors, shareholders, members, employees, heirs, executors, administrators, agents, successors and assigns forever release and discharge Agent and Lenders and their agents, servants, employees, accountants, attorneys, shareholders, subsidiaries, officers, directors, heirs, executors, administrators, successors and assigns from any and all claims, demands, liabilities, accounts, obligations, costs, expenses, liens, actions, causes of action, rights to indemnity (legal or equitable), rights to subrogation, rights to contribution and remedies of any nature whatsoever, known or unknown, which Obligors have, now have, or have acquired, individually or jointly, at any time prior to the date of the execution of this Amendment, including specifically, but not exclusively, and without limiting the generality of the foregoing, any and all of the claims, damages, demands and causes of action, known or unknown, suspected or unsuspected by Obligors which:

8.1 Arise out of the Loan Documents;

8.2 Arise by reason of any matter or thing alleged or referred to in, directly or indirectly, or in any way connected with, the Loan Documents; or

8.3 Arise out of or in any way are connected with any loss, damage, or injury, whatsoever, known or unknown, suspected or unsuspected, resulting from any act or omission by or on the part of Agent or any Lender or any party acting on behalf of Agent or any Lender committed or omitted prior to the date of this Amendment.

9. GOVERNING LAW. This Amendment shall be governed by the laws of the State of New York.

10. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment.

[Signatures are on the following pages]

IN WITNESS WHEREOF, this Amendment has been executed and delivered as of the date set forth above.

HOLDCO AND GUARANTOR:

AMERICAN VANGUARD CORPORATION, a Delaware corporation

By:
Name:
Title:

BORROWERS:

AMVAC CHEMICAL CORPORATION,
a California corporation

By:	/s/ Timothy J. Donnelly
Name:	Timothy J. Donnelly
Title:	Director

AMVAC NETHERLANDS B.V.
a besloten vennootschap met beperkte aansprakelijkheid, organized under the laws of the Netherlands

By:	/s/ Peter Eilers
Name:	Peter Eilers
Title:	Managing Director

GUARANTORS:

GEMCHEM, INC.,
a California corporation

By:	/s/ Timothy J. Donnelly
Name:	Timothy J. Donnelly
Title:	Vice President, General Counsel and Secretary

2110 DAVIE CORPORATION,
a California corporation

By:	/s/ Timothy J. Donnelly
Name:	Timothy J. Donnelly
Title:	Vice President, CAO, General Counsel and Secretary

Amendment Number Eight to Third Amended and Restated Loan and Security Agreement

AGRINOS, INC.,
a Delaware corporation

By:	/s/ Timothy J. Donnelly
Name:	Timothy J. Donnelly
Title:	CAO, General Counsel and Secretary

ENVANCE TECHNOLOGIES, LLC,
a Delaware limited liability company

By:	/s/ Timothy J. Donnelly
Name:	Timothy J. Donnelly
Title:	CAO, General Counsel and Secretary

OHP, INC.,
a California corporation

By:	/s/ Timothy J. Donnelly
Name:	Timothy J. Donnelly
Title:	CAO, General Counsel and Secretary

TYRATECH, INC.,
a Delaware corporation

By:	/s/ Timothy J. Donnelly
Name:	Timothy J. Donnelly
Title:	CAO, General Counsel and Secretary

Amendment Number Eight to Third Amended and Restated Loan and Security Agreement

AGENT AND LENDERS:

BMO BANK, N.A., as successor in interest to BANK OF THE WEST, as Agent (with the consent of the Required Lenders) and as a Revolver Loan Lender and Issuing Bank

By:	/s/ Joe Podrabsky
Name:	Joe Podrabsky
Title:	Managing Director

Amendment Number Eight to Third Amended and Restated Loan and Security Agreement

AGCOUNTRY FARM CREDIT SERVICES, FLCA, as a Lender

By:
Name:
Title:

Amendment Number Eight to Third Amended and Restated Loan and Security Agreement

COMPEER FINANCIAL, PCA, as a Lender

By:
Name:
Title:

Amendment Number Eight to Third Amended and Restated Loan and Security Agreement

BANK OF MONTREAL, CHICAGO BRANCH, as a Lender

By:
Name:
Title:

Amendment Number Eight to Third Amended and Restated Loan and Security Agreement

COBANK, ACB, as a Lender

By:
Name:
Title:

Amendment Number Eight to Third Amended and Restated Loan and Security Agreement

UMQUA BANK, as a Lender

By:
Name:
Title:

Amendment Number Eight to Third Amended and Restated Loan and Security Agreement

GREENSTONE FARM CREDIT SERVICES, FLCA, as a Lender

By:
Name:
Title:

Amendment Number Eight to Third Amended and Restated Loan and Security Agreement